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Exhibit 10.15

Simple Promissory Note date October 1, 2001 by and between the Company and Paul and Joan Katzeff.

                             Simple Promissory Note

                                    $6,967.17

In the City of Fort Bragg, County of Mendocino, in the State of California, on the 1/st/ day of October, 2001 on demand, Thanksgiving coffee Company promises to pay to the order of Paul Katzeff and Joan Katzeff the principle sum of Six Thousand Nine Hundred Sixty-Seven Dollars and Seventeen Cents $6967.17 payable in a lump sum on April 1, 2002, together with interest, payable monthly, at 10% per annum, payable in installments of $500 or more on the first of the month, beginning on the first day of November, 2001, and continuing until said principle and interest have been paid in full.

Obilgee/Maker of Promise

/s/ Joan Katzeff, President                                   October 1, 2001
---------------------------                                   ---------------

Officer, Thanksgiving Coffee Company                          Date

Borrower

/s/ Paul Katzeff                                              October 1, 2001
------------------                                            ---------------

Paul Katzeff, Lender                                          Date


/s/ Joan Katzeff                                              October 1, 2001
----------------                                              ---------------

Joan Katzeff, Lender                                          Date